Exhibit 99.1 BMO Farm to Market Conference May 18, 2022 Strictly Confidential ©2022 Local Bounti Corp

Disclaimer

FORWARD LOOKING STATEMENTS

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by words such as "anticipate," "approximate," "believe," "commit," "continue," "could," "estimate," "expect," "hope," "intend," "may," "outlook," "plan," "project," "potential," "should," "would," "will" and other similar words or expressions. Forward-looking statements reflect the Company's current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company. The forward-looking statements in this presentation address a variety of subjects including, for example, projected financial information, statements regarding estimates and forecasts of other financial and performance metrics, projected costs of building or acquiring facilities, projections of market opportunity and market share, and the business prospects of the Company following the Pete's transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the effects of disruption to Local Bounti's businesses as a result of the transaction; the impact of transaction costs on Local Bounti's interim 2022 and full year 2022 financial results; Local Bounti's ability to retain Pete's customers following the consummation of the transaction; Local Bounti's ability to achieve the anticipated benefits from the transaction; the uncertainty of water supply (and related uncertainty for certain water rights) for Pete's facilities located in California; Local Bounti's ability to effectively integrate the acquired operations into its own operations; the ability of Local Bounti to retain and hire key personnel; the uncertainty of projected financial information; the diversion of management time on transaction-related issues; Local Bounti's increased leverage as a result of additional indebtedness incurred in connection with the transaction; restrictions contained in Local Bounti's debt facility agreements with Cargill; Local Bounti's ability to repay, refinance, restructure and/or extend its indebtedness as it comes due; and unknown liabilities that may be assumed in the transaction. In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company's overall business, including Local Bounti's ability to generate revenue; the risk that Local Bounti may never achieve or sustain profitability; the risk that Local Bounti could fail to effectively manage its future growth; the risk that Local Bounti will fail to obtain additional necessary capital when needed on acceptable terms, or at all; Local Bounti's ability to build out additional facilities; reliance on third parties for construction, delays relating to material delivery and supply chains, and fluctuating material prices; Local Bounti's ability to decrease its cost of goods sold over time; potential for damage to or problems with Local Bounti's CEA facilities; Local Bounti's ability to attract and retain qualified employees; Local Bounti's ability to develop and maintain its brand or brands it may acquire; Local Bounti's ability to maintain its company culture or focus on its vision as it grows; Local Bounti's ability to execute on its growth strategy; the risks of diseases and pests destroying crops; Local Bounti's ability to compete successfully in the highly competitive natural food market; Local Bounti's ability to defend itself against intellectual property infringement claims; changes in consumer preferences, perception and spending habits in the food industry; seasonality; Local Bounti's ability to achieve its sustainability goals; and other risks and uncertainties indicated from time to time, including those under "Risk Factors" and "Forward-Looking Statements" in Local Bounti's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the "SEC") on March 30, 2022, as supplemented by subsequent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other reports and documents Local Bounti files from time to time with the SEC. Local Bounti cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Local Bounti does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

INDUSTRY AND MARKET DATA

In this presentation, Local Bounti relies on and refers to information and statistics regarding the sectors in which Local Bounti competes and other industry data. Local Bounti obtained this information and statistics from third-party sources, including reports by market research firms. Although Local Bounti believes these sources are reliable, the Company has not independently verified the information and does not guarantee its accuracy and completeness. Local Bounti has supplemented this information where necessary with information from discussions with Local Bounti customers and Local Bounti's own internal estimates, taking into account publicly available information about other industry participants and Local Bounti's management's best view as to information that is not publicly available.

TRADEMARKS AND TRADE NAMES

Local Bounti owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Local Bounti, or an endorsement or sponsorship by or of Local Bounti. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, ™ or ℠ symbols, but such references are not intended to indicate, in any way, that Local Bounti will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor in these trademarks, service marks and trade names.

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The Farm of the Future™ Built on a 50 Year Legacy Travis and Craig wanted to invest in CEA ü , but could not find the ideal existing business after performing due diligence Pete’s Dad and Opa start with a ü They became very excited to “clean sheet” and to build a business with long-term CEA leadership in mind ü Existing CEA participants were not focused enough on unit economics; Travis and Craig back solved for Local Bounti’s patent pending, high yield and low cost technology 1 Pete with his ü A very large $30Bn estimated U.S. TAM by 2025 Mom and Dad added to the appeal, due to the concept of “replacement product” complementary skill set with ü Travis and Craig have a Craig & Travis a long history of experience building and managing capital intensive, commodity-based businesses Sources: Publicly Available Market Research on Controlled Environment Agriculture, U.S. Census Bureau (2019). 3 1. U.S. TAM based on publicly available market research on Controlled Environment Agriculture’s approximation of 2025 total U.S. TAM.

Local Bounti’s Differentiated Approach Canada Carpinteria Oxnard Sustainable & Local, Distributed & Brand and Unit Transparent Logistics Strategy Product Diversity Economics ü Achieves superior ü Product surety of 365-day ü Strong retailer and ü Mission-driven for production unit economics supply of locally grown customer loyalty through sustainability and through patent-pending pesticide/herbicide-free branded strategy and human welfare Stack & Flow Technology™ produce superior product ü Strong ESG alignment, and plant science R&D ü Peak freshness ü Enables an efficient directly addressing more ü Modular approach enables business model for than half of Sustainable ü Proximity of farms enables flexibility to accelerate grocers by providing Development Goals significant reduction in go-to-market strategy multiple SKUs, resulting transportation logistics ü GRI and SASB in fewer supply and associated costs reporting oversight requirements and reduction in waste 4

Local Bounti Has Strong ESG Alignment Local Bounti exhibits exceptional ESG SDG 11: Increases jobs, taxes and performance, directly investment in cities addressing over half of SDG 12: the U.N. Sustainable Significantly reduces food waste Development Goals SDG 13: Fewer emissions than SDG 2: traditional agriculture Enables access to fresh food SDG 14: SDG 6: Eliminates agricultural runoff 90% less water usage as compared to conventional agriculture SDG 15: Utilizes 90% less land than SDG 7: field-grown agriculture Energy-efficient facilities SDG 16: SDG 8: Policies prohibiting from Provides full-time, quality jobs engaging in unethical activities SDG 9: SDG 17: Invests in sustainable infrastructure Partnering organizations to focus and technology on improving sustainability 5 Sources: U.N. Sustainable Development.

Operationally and Commercially Established

local bounti

Key Highlights

- **2025** — **$462MM** Projected Revenues[3]
- **Pete's Acquisition** 2Q22 — **2022**
- **LOCL Listed NYSE** 4Q21
- **2021** — **Montana Facility Expansion Complete** 3Q21
- **First Revenue** 4Q20
- **Full Commercial Operations** 3Q20 — **2020**
- **2019** — **Montana Facility** Built first Stack & Flow Farm of the Future
- **Local Bounti** Founded by Craig and Travis — **2018**

Proven Credibility

Growth Stats

1.5x-2.0x
Yield of comparable greenhouse farms[1]

~20
Retail SKUs available today[2]

3.0x
Facility capital costs to EBITDA[3]

Strategic Partner

Cargill

$170M debt facility in place with Cargill

"Local Bounti and Cargill share a commitment to delivering farm to fork options for consumers while sustaining the land, not only for today but for generations to come."

Ross Jennings
Head of Cargill's Trade and Capital Markets

Strong Retail Presence

Albertsons, Safeway, amazon fresh, Target, Whole Foods Market, Walmart, Sprouts Farmers Market, Kroger

1. Based on Company information. 2. Stock Keeping Units. 3. Does not include impact of proposed transaction with Pete's.

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Farm of the Future™: Unit Economics Drove Our Patented Facility Design

local bounti

Stack & Flow™ TECHNOLOGY

Proprietary Patent[1] Enables a Differentiated Platform

Our unique **Stack & Flow™ Technology** provides Build vs Buy opportunities to quickly expand Local Bounti's addressable market

Vertical Farm



Stack + Flow

Greenhouse



1.5x-2.0x[2]
Comparable yield

40+ SKUs
Optimal production potential

90%+[3]
Less water and land usage

EFFICIENCIES

- ✓ Yield
- ✓ Cost
- ✓ Capital
- ✓ Product
- ✓ Resource

1. *Patent pending on method of growing plants using the vertical / greenhouse hybrid configuration and other growing practices in hydroponic farms, such as plant indexing, in order to optimize growth for each type of plant.*
2. *Based on Company information.*
3. *Based on publicly available market research on Controlled Environment Agriculture.*

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Local Bounti Crop Cycle: Hamilton, MT Consistent innovation in crop cycle sets Local Bounti apart $ Every facility investment decision is looked at through the lens Turns Lbs UOS of ROI and the most important variable to unit economics: Turns of the Greenhouse Unit Economics Local Bounti Actuals Assumptions Crop Turns Outdoor CEA 1 2 3 4 2020 2021 2022 2022 2025 Growers Competitors Progression 7x 12-15x 15x 23x 26x Loose Leaf 26x 37-52x 5x 7x 9x 13x 15x Head Lettuce 17x 20x 1. Actual Local Bounti crop turns in alignment with Pipe Deck 2. Actual Local Bounti crop turns, March 2022 3. Trial results achieved February 2022 8 4. 2025 Projected crop turns in alignment with Pipe Deck

Local Bounti Product Portfolio OUR BRAND PROMISE PESTICIDE 1 FREE Graphic does not depict all active retail SKUs in market today 9 1. Does not include all of Pete’s SKUs. Local Bounti intends to support Pete’s facilities to attain the same certifications.

Expected High Market Capture with Distributed Farm Footprint 10,000+ LAND BRAND EXPAND Retail doors and growing! Local Bounti is at the forefront Canada of discovering markets ripe for expansion and penetration. STEP 3 STEP 2 STEP 1 Select geographic Analyze Build vs Buy Expand opportunity strategic approach footprint Carpinteria Oxnard LOCAL BOUNTI STRATEGIC LENS VS BUILD BUY LB Farm Ideal location Speed to market • Built to suit facility Existing operations • R&D capabilities Cost structure flexibility LB Farm, Construction • State-of-the-art facility Local Talent / Expertise • Distribution 10

Local Focus, Global Mindset LAND BRAND EXPAND Building a global brand powerhouse requires an integrated strategy Omni channel touchpoints drive awareness and generates trial, including: • In-store product diversification (SKU count) captures more in-store real estate • Advertising (Digital + Print) • Consumer promotion • Public relations & social media • Event activation & sampling 11

Thank You! ©2022 Local Bounti Corp